UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: April 28, 2026

(Date of earliest event reported)

DEERE & COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-4121	36-2382580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One John Deere Place

Moline, Illinois 61265

(Address of principal executive offices and zip code)

(309) 765-8000

(Registrant’s telephone number, including area code)

___________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, $1 par value	DE	New York Stock Exchange
6.55% Debentures Due 2028	DE28	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Chief Financial Officer

On April 28, 2026, the board of directors of Deere & Company (the “Company”) elected T. Brent Norwood, 44, as its Senior Vice President and Chief Financial Officer (principal financial officer and principal accounting officer), effective May 1, 2026. Mr. Norwood replaces Ryan D. Campbell, who was acting Chief Financial Officer and will continue as President, Worldwide Construction & Forestry and Power Systems for the Company.

Mr. Norwood has served as the Company’s Vice President & Finance Director, Construction & Forestry and Power Systems since October 2023. Prior to this role, he served as Director, Investor Relations from 2022 to 2023, and Manager, Investor Communications from 2018 to 2022. Mr. Norwood joined the Company on a full-time basis in 2013 as a Program Manager. He has held various positions of increasing responsibility with the Company, in global marketing operations and corporate business development. Prior to joining the Company, Mr. Norwood worked as an equity research analyst with Credit Suisse, a portfolio analysis with Highland Capital Management, and an associate at THL Credit (Thomas H. Lee Partners).

In connection with his appointment, Mr. Norwood will receive an annualized salary of $925,000. Mr. Norwood will continue to participate in the Company’s short-term incentive plan, with a target award of 100% of his base salary.

On May 1, 2026, Mr. Norwood will also receive a one-time award of 8,809 performance-based restricted stock units (PSUs) under the John Deere 2020 Equity and Incentive Plan, to be earned contingent on the achievement of performance goals, and time-based vesting through October 27, 2030. A description of the terms of the one-time award of PSUs is included in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 16, 2026, which description is incorporated herein by reference.

Other benefits available to named executive officers are described in the Company’s proxy statement filed with the Securities and Exchange Commission on January 14, 2026, which descriptions are incorporated herein by reference.

There are no family relationships between Mr. Norwood and the Company or any director, executive officer or person nominated or chosen by the Company to become a director or executive officer. The Company is not aware of any related party transactions or relationships between Mr. Norwood and the Company that would require disclosure under Item 404(a) of Regulation S-K.

Item 7.01Regulation FD Disclosure.

On May 1, 2026, the Company issued a press release relating to the election described above, which press release is attached hereto and incorporated herein by reference as Exhibit 99.1.

The information disclosed in this Item 7.01 and Exhibit 99.1 is not filed for purposes of the Securities Exchange Act of 1934 and is not deemed incorporated by reference by any general statements incorporating by reference this report or future filings into any filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates the information by reference.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits

Number	Description of Exhibit
99.1	Press Release (furnished herewith)
104	Cover Page Interactive Data File (the cover page XBRL tags are imbedded in the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEERE & COMPANY

Dated: May 1, 2026	By:	/s/ Kellye L. Walker
Kellye L. Walker
Corporate Secretary

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